                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 28, 2003


                    Coastal Caribbean Oils & Minerals, Ltd.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Bermuda                       1-4668               NONE
----------------------------        ------------        -------------
State or other jurisdiction         (Commission         (IRS Employer
    of incorporation)               File Number)      Identification No.)


    Clarendon House, Church Street, Hamilton HM  DX, BERMUDA           NONE
    --------------------------------------------------------           ----
    (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (441) 295-1422

                                      N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                              This is page 1 of 6.

                                    FORM 8-K

                    COASTAL CARIBBEAN OILS & MINERALS, LTD.


Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         Previous Independent Accountants
         --------------------------------

         On May 28, 2003, Ernst & Young LLP ("Ernst & Young") resigned as Coastal Caribbean Oils & Minerals, Ltd.'s (the "Company") independent public accountants. Ernst & Young's decision to resign was not recommended or approved by the Company's Board of Directors or any committee thereof.

         Ernst & Young's reports on the Company's consolidated financial statements for each of the Company's fiscal years ended December 31, 2002 and December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended December 31, 2002 and December 31, 2001 and through May 28, 2003, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young's satisfaction, would have caused Ernst & Young to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in
Item 304(a)(1)(v) of the Regulation S-K.

         The Company provided Ernst & Young with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Ernst & Young's letter, dated June 2, 2003, stating its agreement with such statements.

         New Independent Accountants
         ---------------------------

         As of the date of this current report, the Company has not retained a new independent accountant. The Company is actively considering proposals of accounting firms to serve as the Company's new independent accountants.

Item 7.        Financial Statements and Exhibits
               ---------------------------------

        (c)    Exhibits.

                       Exhibit No.                Exhibit
                       ----------                 -------

                       16 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated June 2, 2003.

                                    FORM 8-K

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              COASTAL CARIBBEAN OILS &
                              MINERALS, LTD.
                              (Registrant)


                              By: /s/ Daniel W. Sharp
                                  --------------------------------------------
                                  Daniel W. Sharp
                                  Treasurer and Chief Accounting and
                                  Financial Officer


Date: June 2, 2003

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.        Description                                    Page No.
----------         -----------                                    -------

16                 Letter from Ernst & Young LLP to SEC dated        6
                   June 2, 2003